UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2005

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

As communicated to the individuals concerned on September 9, 2005, Westlake Chemical Corporation (the “Company”) determined to change the cash compensation of the Company’s non-management directors, to grant awards of restricted stock to the Company’s non-management directors, and to grant awards of restricted stock and stock options to the Company’s other directors and named executive officers, as set forth in the following tables:

Compensation of Non-Management Directors

Name	Annual Cash Compensation (effective 8/16/05)	Restricted Stock (no. of shares)
Robert T. Blakely	As director: $45,000 As chair of Audit Committee: $10,000	781

Dorothy C. Jenkins	$45,000	781

Max L. Lukens	As director: $45,000 As chair of Compensation Committee: $5,000	781

Gilbert R. Whitaker, Jr.	As director: $45,000 As chair of Nominating & Governance Committee: $5,000	781

Further, the members of the Audit Committee (Messrs. Blakely, Lukens, and Whitaker) will each receive an additional annual fee of $1,000 in the event that the physical meetings of the committee exceed five per year and an additional annual fee of $500 in the event that the telephonic meetings of the committee exceed five per year. (For this purpose, a year is the period from August 16 of one year to August 15 of the next year.)

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Stock-Based Awards Made to Other Directors and to Named Executive Officers
Name	Title	Stock Options (no. of underlying shares)	Restricted Stock (no. of shares)
Albert Chao	Director, President and Chief Executive Officer	13,547	8,782

James Chao	Chairman of the Board	9,934	6,440

Ruth I. Dreessen	Director, Senior Vice President and Chief Financial Officer	4,470	2,898

Wayne D. Morse	Senior Vice President, Vinyls	4,064	2,635

David R. Hansen	Senior Vice President, Administration	3,251	2,108

The awards of restricted stock and of stock options were made pursuant to the Company’s 2004 Omnibus Incentive Plan.

The shares of restricted stock will vest in three equal installments on August 31, 2006, 2007, and 2008, respectively, subject to the grantee’s continuous position as a director of the Company, in the case of the non-management directors, or continuous employment with the Company, in the case of other directors and the named executive officers. Holders of the shares of restricted stock will receive dividends and will have voting rights with respect to the unvested shares during the restricted period.

The exercise price of the stock options is $27.22, the average of the high and low trading prices of the Company’s common stock as reported on the New York Stock Exchange on August 31, 2005. The stock options are exercisable in equal installments of 25% on August 31, 2006, 2007, 2008, and 2009, and expire on August 31, 2015.

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Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Westlake Chemical Corporation 2004 Omnibus Incentive Plan (incorporated by reference to exhibit 10.14 to the Company’s Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on August 9, 2004, under Registration No. 333-115790).

10.2	Form of Restricted Stock Award Letter granted effective as of August 31, 2005, to Directors.

10.3	Form of Restricted Stock Award Letter granted effective as of August 31, 2005, to Named Executive Officers.

10.4	Form of Award Letter and Award for Stock Options granted effective as of August 31, 2005, to Named Executive Officers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

Date: September 15, 2005

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